                                                                    EXHIBIT 10.4

                             AMENDMENT NO. 1 TO THE
              AMENDED AND RESTATED RECEIVABLES TRANSFER AGREEMENT,
                      ORIGINALLY DATED AS OF MAY 17, 2001,
                       THE RECEIVABLES PURCHASE AGREEMENT,
                      ORIGINALLY DATED AS OF MAY 17, 2001,
                     AND THE PARCO ASSET PURCHASE AGREEMENT,
                      ORIGINALLY DATED AS OF MAY 17, 2001,

                                      among

                      PARK AVENUE RECEIVABLES CORPORATION,

                                RTR FUNDING LLC,
                               as the Transferor,

                           iDINE REWARDS NETWORK INC.,
                          individually and as Servicer,

                          iDINE RESTAURANT GROUP INC.,

                        TRANSMEDIA SERVICE COMPANY INC.,

                         VARIOUS FINANCIAL INSTITUTIONS,

                          FRANK FELIX ASSOCIATES, LTD.,
                               as Back-up Servicer

                                       and

                              JPMORGAN CHASE BANK,
          as Funding Agent, Administrative Agent and Successor Servicer

                                   ----------

                            DATED AS OF MAY 14, 2002

                                   ----------

                    AMENDMENT NO. 1, dated as of May 14, 2002

                This AMENDMENT NO. 1 amends each of:

(i) the First Amended and Restated Receivables Transfer Agreement, dated as of May 17, 2001 (the "Receivables Transfer Agreement"), by and among RTR Funding LLC, as the Transferor (the "Transferor"), iDine Rewards Network Inc., individually ("Rewards") and as the servicer (in such capacity, the "Servicer"), Frank Felix Associates, Ltd, as back-up servicer (in such capacity, the "Back-up Servicer"), Park Avenue Receivables Corporation ("PARCO") and Fairway Finance Corp. ("Fairway") as initial purchasers (Fairway and PARCO collectively, the "Initial Purchasers"), JPMorgan Chase Bank, successor by merger to The Chase Manhattan Bank ("JPMorgan"), and Bank of Montreal ("BMO") as APA Banks (JPMorgan and BMO in such capacity, the "APA Banks"), JPMorgan and BMO Nesbitt Burns Corp. ("BMONB"), as funding agents for the benefit of the APA Banks (JPMorgan and BMONB in such capacity, the "Funding Agents") and JPMorgan as successor servicer (in such capacity, the "Successor Servicer") and as administrative agent (in such capacity, the "Administrative Agent"), including Annex X thereto;

(ii) the Amended and Restated Receivables Purchase Agreement, dated as of May 17, 2001 (the "Receivables Purchase Agreement"), by and among Rewards, iDine Restaurant Group Inc. ("iDine") and Transmedia Service Company Inc. ("Service Company") as sellers (Rewards, iDine and Service Company collectively in such capacity, the "Sellers") and RTR Funding LLC as the purchaser (the "Purchaser"); and

(ii) the Amended and Restated Asset Purchase Agreement, dated as of May 17, 2001 (the "PARCO Asset Purchase Agreement"), by and among PARCO, JP Morgan, as Funding Agent and JPMorgan as an APA Bank.

                                   WITNESSETH:

                WHEREAS, the parties hereto wish to extend the PARCO Commitment Expiry Date and Fairway Commitment Expiry Date to May 15, 2003 and to amend the Receivables Transfer Agreement, the PARCO Asset Purchase Agreement and the Receivables Purchase Agreement as set forth herein.

                NOW, THEREFORE, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                SECTION 1.1 Definitions. For all purposes of this Amendment No. 1, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms used herein shall have the meanings assigned to such terms in Annex X to the Receivables Transfer Agreement, which is incorporated by reference herein. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Receivables Transfer Agreement and the PARCO Asset Purchase Agreement, shall, from and after the Amendment Effective Date (as defined herein), refer to the Receivables Transfer Agreement and the PARCO Asset Purchase Agreement, as applicable, as amended hereby.

                                   ARTICLE II

                                    AMENDMENT
                        TO RECEIVABLES TRANSFER AGREEMENT
                          AND ANNEX X ATTACHED THERETO

                SECTION 2.1 Definition of "PARCO Commitment Expiry Date". The definition of "PARCO Commitment Expiry Date" found in Annex X to the Receivables Transfer Agreement is hereby deleted in its entirety and the following is substituted in its stead:

                        "PARCO Commitment Expiry Date" shall mean the earliest to occur of (i) the date on which all amounts due and owing to PARCO and the PARCO APA Banks under the Receivables Transfer Agreement and the other Transaction Documents have been indefeasibly paid in full (as certified by the PARCO Funding Agent) and the PARCO APA Bank Commitments have been reduced to zero pursuant to Section 2.5 of the PARCO Asset Purchase Agreement and (ii) May 15, 2003 (as may be extended for an additional 364 days from time to time in writing by PARCO, the PARCO Funding Agent and the PARCO APA Banks).

                SECTION 2.2 Definition of "Fairway Commitment Expiry Date". The definition of "Fairway Commitment Expiry Date" found in Annex X to the Receivables Transfer Agreement is hereby deleted in its entirety and the following is substituted in its stead:

                        "Fairway Commitment Expiry Date" shall mean the earliest to occur of (i) the date on which all amounts due and owing to Fairway and the Fairway APA Banks under the Receivables Transfer Agreement and the other Transaction Documents have been indefeasibly paid in full (as certified by the Fairway Funding Agent), (ii) a Termination Date (not including pursuant to clause (iii) of the definition of Termination
        Date), and (iii) May 15, 2003 (as may be extended for an additional 364 days from time to time in writing by Fairway, the Fairway Funding Agent and the Fairway APA Banks).

                SECTION 2.3 Global Name Change. All occurrences of "The Chase Manhattan Bank" in the Receivables Transfer Agreement are replaced by the name "JPMorgan Chase Bank", and the defined term "Chase" is replaced by the term "JPMorgan".

                SECTION 2.4 Other Amendments. (a) Section 2.8(a) of the Receivables Transfer Agreement is amended by (a) deleting the words "Section 9-402(7) of the Relevant

UCC" found in the second to last sentence of such section and replacing them with the words "Section 9-507 of the Relevant UCC"; (b) inserting the phrase "nor change its state of formation," before the phrase "nor relocate its respective chief executive office" in the second to last sentence of such section; (c) inserting the phrase ", state of formation" following the phrase "by such change in name" in the last sentence of such section.

                (b) Section 3.1(k) of the Receivables Transfer Agreement is amended by adding the following sentence at the end of such section: "The exact legal name of the Transferor is RTR Funding LLC."

                (c) Section 5.2(f) of the Receivables Transfer Agreement is amended by inserting the phrase ", state of formation" following the words "change its name, identity" in such section.

                                  ARTICLE III

                      AMENDMENT TO ASSET PURCHASE AGREEMENT

                SECTION 3.1 Definition of "Scheduled Commitment Termination Date". The definition of "Scheduled Commitment Termination Date" found in the PARCO Asset Purchase Agreement is hereby deleted in its entirety and the following is substituted in its stead:

                        "Scheduled Commitment Termination Date" means May 15, 2003, as such date may be extended for an additional 364 days from time to time in writing by PARCO, the Funding Agent and the APA Banks.

                SECTION 3.2 Global Name Change. All occurrences of "The Chase Manhattan Bank" in the Asset Purchase Agreement are replaced by the name "JPMorgan Chase Bank", and the defined term "Chase" is replaced by the term "JPMorgan".

                                   ARTICLE IV

                   AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT

                SECTION 4.1 Term of Receivables Purchase Agreement. Clause (v) of Section 8.1 of the Receivables Purchase Agreement is hereby amended by deleting the phrase "the first anniversary of the Amendment Effective Date" and replacing it with the date "May 15, 2003".

                SECTION 4.2 Global Name Change. All occurrences of "The Chase Manhattan Bank" in the Receivables Purchase Agreement are replaced by the name "JPMorgan Chase Bank", and the defined term "Chase" is replaced by the term "JPMorgan".

                SECTION 4.3 Other Amendments. (a) Section 4.1(j) of the Receivables Purchase Agreement is amended by inserting the following sentence at the end of such section: "The exact legal names of the Sellers are iDine Rewards Network Inc., iDine Restaurant Group Inc., and Transmedia Service Company Inc.

                (b) Section 5.1(o) of the Receivables Purchase Agreement is amended by inserting the phrase "or state of formation" following the phrase "or chief executive office".


                SECTION 5.1 This Amendment No. 1 shall become effective on the date (the "Amendment Effective Date") when (a) it shall have been executed by the Transferor, Rewards, individually and as Servicer, the Sellers, the Back-up Servicer, each of the Initial Purchasers, each of the APA Banks, the Funding Agents, the Administrative Agent and the Successor Servicer; (b) Rewards shall have paid to Winston & Strawn, counsel to PARCO, the fees and expenses incurred in connection with the preparation of this Amendment No. 1; and (c) Rewards shall have paid to each of Fairway and PARCO a renewal fee of $100,000.

                SECTION 5.2 This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                SECTION 5.3 Headings. Headings used in this Amendment No. 1 are for convenience of reference only and shall not affect the construction of this Amendment No. 1.

                SECTION 5.4 The parties hereto agree and acknowledge that nothing contained in this Amendment No. 1 in any manner or respect limits or terminates any of the provisions of the Receivables Transfer Agreement, the Receivables Purchase Agreement or the PARCO Asset Purchase Agreement other than as expressly set forth herein and further agree and acknowledge that the Receivables Transfer Agreement, Receivables Purchase Agreement and the PARCO Asset Purchase Agreement each remain and continue in full force and effect and are hereby ratified and reaffirmed in all respects. No delay on the part of the Initial Purchasers, the APA Banks, the Administrative Agent or the Funding Agents in exercising any of their respective rights, remedies, powers and privileges under the Receivables Transfer Agreement, Receivables Purchase Agreement or PARCO Asset Purchase Agreement or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Amendment No. 1 may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with the Receivables Transfer Agreement, the Receivables Purchase Agreement and the PARCO Asset Purchase Agreement, as applicable.

                SECTION 5.5 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

       [Balance of page intentionally left blank. Signature pages follow.]

                IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed and delivered by their proper and duly authorized officers as of the first date set forth above.

                                   RTR FUNDING LLC, as Purchaser and Transferor

                                   By:
                                      ------------------------------------------
                                      Printed Name:
                                                   -----------------------------
                                      Title:
                                            ------------------------------------

                                   iDINE REWARDS NETWORK INC.,
                                   individually, as a Seller and as Servicer

                                   By:
                                      ------------------------------------------
                                      Printed Name:
                                                   -----------------------------
                                      Title:
                                            ------------------------------------

                                   iDINE RESTAURANT GROUP INC.,
                                   as a Seller

                                   By:
                                      ------------------------------------------
                                      Printed Name:
                                                   -----------------------------
                                      Title:
                                            ------------------------------------

                                   TRANSMEDIA SERVICE COMPANY INC.,
                                   as a Seller

                                   By:
                                      ------------------------------------------
                                      Printed Name:
                                                   -----------------------------
                                      Title:
                                            ------------------------------------

                                   FRANK FELIX ASSOCIATES, LTD.,
                                   as Back-up Servicer

                                   By:
                                      ------------------------------------------
                                      Printed Name:
                                                   -----------------------------
                                      Title:
                                                   -----------------------------
                                       S-1

                                   JPMORGAN CHASE BANK,
                                   as an APA Bank

                                   By:
                                      ------------------------------------------
                                      Printed Name:
                                                   -----------------------------
                                      Title:
                                            ------------------------------------

                                   JPMORGAN CHASE BANK,
                                   as Funding Agent

                                   By:
                                      ------------------------------------------
                                      Printed Name:
                                                   -----------------------------
                                      Title:
                                            ------------------------------------

                                   JPMORGAN CHASE BANK,
                                   as Administrative Agent

                                   By:
                                      ------------------------------------------
                                      Printed Name:
                                                   -----------------------------
                                      Title:
                                            ------------------------------------

                                   JPMORGAN CHASE BANK,
                                   as Successor Servicer

                                   By:
                                      ------------------------------------------
                                      Printed Name:
                                                   -----------------------------
                                      Title:
                                            ------------------------------------

                                   PARK AVENUE RECEIVABLES
                                   CORPORATION

                                   By:
                                      ------------------------------------------
                                      Printed Name:
                                                   -----------------------------
                                      Title:
                                            ------------------------------------

                                   BANK OF MONTREAL,
                                   as an APA Bank

                                   By:
                                      ------------------------------------------
                                      Printed Name:
                                                   -----------------------------
                                      Title:
                                            ------------------------------------

                                   BMO NESBITT BURNS CORP., as
                                   Funding Agent

                                   By:
                                      ------------------------------------------
                                      Printed Name:
                                                   -----------------------------
                                      Title:
                                            ------------------------------------

                                   By:
                                      ------------------------------------------
                                      Printed Name:
                                                   -----------------------------
                                      Title:
                                            ------------------------------------

                                   FAIRWAY FINANCE CORPORATION

                                   By:
                                      ------------------------------------------
                                      Printed Name:
                                                   -----------------------------
                                      Title:
                                            ------------------------------------

                                       S-3